SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549



                           FORM 8-K


                        CURRENT REPORT
                Pursuant to Section 13 or 15(d)
          of the Securities Exchange Act of 1934


Date  of  Report (Date of earliest event reported) September 12, 1997
                                                   ------------------

                         AMPLICON, INC.
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     (Exact name of registrant as specified in its charter)



         California               0-15641          95-3162444
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(State or other jurisdiction    (Commission       (IRS Employer
      of Incorporation)         File Number)   Identification No.)


    5 Hutton Centre Drive., Ste. 500
    Santa Ana, California                           92707
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(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code (714) 751-7551



                         None
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(Former name or former address, if changed since last report)

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Item 5.   Other Events


       Amplicon, Inc.'s Board of Directors today announced a 2-for-1 common stock split to be effected on October 17, 1997 to stockholders of record as of September 26, 1997. As of September 12, 1997, the Company has 5,890,359 shares of common stock outstanding, which following the split will be increased to 11,780,718.


      Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMPLICON, INC.

                              S. Leslie Jewett /s/
                              -----------------------
                              S. Leslie Jewett
                              Chief Financial Officer



Date:   September 12, 1997

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